FOURTH AMENDMENT
TO
NOTE PURCHASE AND PRIVATE SHELF AGREEMENT

This Fourth Amendment to Note Purchase and Private Shelf Agreement (this “Amendment”), is made and entered into as of November 2, 2022, by and among Tractor Supply Company, a Delaware corporation (the “Company”), PGIM, Inc. (“Prudential”) and the other holders of Notes (as defined in the Note Agreement defined below) that are signatories hereto (together with their successors and assigns, the “Noteholders”).
W I T N E S S E T H:
WHEREAS, the Company, Prudential and the Noteholders are parties to a certain Note Purchase and Private Shelf Agreement, dated as of August 14, 2017 (as amended, restated, supplemented or otherwise modified prior to the date hereof, including as amended by the First Amendment to Note Purchase and Private Shelf Agreement, dated as of October 16, 2020, as further amended by the Second Amendment to Note Purchase and Private Shelf Agreement, dated as of November 4, 2020, as further amended by the Third Amendment to Note Purchase and Private Shelf Agreement, dated as of September 30, 2022, the “Note Agreement”; capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Note Agreement), pursuant to which the Noteholders have purchased Notes from the Company;
WHEREAS, the Company has requested that Prudential and the Noteholders extend the Issuance Period, and subject to the terms and conditions hereof, Prudential and the Noteholders are willing to do so;
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.Amendment. Paragraph 2(B)(2) of the Note Agreement is hereby amended by replacing such paragraph in its entirety with the following:

2B(2). Issuance Period. Shelf Notes may be issued and sold pursuant to this Agreement until the earlier of (i) November 1, 2025 and (ii) the thirtieth day after Prudential shall have given to the Company, or the Company shall have given to Prudential, written notice stating that it elects to terminate the issuance and sale of Shelf Notes pursuant to this Agreement (or if such thirtieth day is not a Business Day, the Business Day next preceding such thirtieth day). The period during which Shelf Notes may be issued and sold pursuant to this Agreement is herein called the “Issuance Period”.

2.Conditions to Effectiveness of this Amendment. Notwithstanding any other provision of this Amendment and without affecting in any manner the rights of the holders of the Notes hereunder, it is understood and agreed that this Amendment shall not become effective, and the Company shall have no rights under this Amendment, until Prudential and the Noteholders shall have received (i) the shelf renewal fee contemplated by that certain letter agreement, dated as of the date hereof, executed by the parties to this Amendment (the “Fee Letter”), (ii) reimbursement or payment of its out of pocket costs and expenses incurred in connection with this Amendment or the Note Agreement (including reasonable fees, charges and disbursements of King & Spalding LLP, counsel to Prudential and the Noteholders) and (iii) executed counterparts to this Amendment from the Company, Prudential and the Noteholders.

3.Representations and Warranties. To induce Prudential and the Noteholders to enter into this Amendment, the Company hereby represents and warrants to Prudential and the Noteholders as follows:
(a)    The Company has the corporate or other necessary power and authority, to make, deliver and perform this Amendment and has taken all necessary corporate action to authorize the execution, delivery and performance of this Amendment.
(b)    No consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of the Company in connection with the execution, delivery, performance, validity or enforceability of this Amendment.
(c)    This Amendment has been duly executed and delivered on behalf of the Company.
(d)    This Amendment constitutes a legal, valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).
(e)    Neither the execution and delivery of this Amendment, nor the consummation of the transactions contemplated herein, nor performance of and compliance with the terms and provisions hereof by the Company will (a) violate or conflict with any provision of its certificate of incorporation or bylaws of the Company, (b) violate, contravene or materially conflict with any material Requirement of Law or any other material law, regulation (including, without limitation, Regulation U or Regulation X), order, writ, judgment, injunction, decree or permit applicable to it, (c) violate, contravene or conflict with contractual provisions of, or cause an event of default under, any indenture, loan agreement, mortgage, deed of trust, contract or other agreement or instrument to which it is a party or by which it may be bound, the violation of which (except as to the Existing Credit Agreement) could reasonably be expected to have a Material Adverse Effect, or (d) result in or require the creation of any Lien upon or with respect to its properties.
    (f)    After giving effect to this Amendment, the representations and warranties contained in the Note Agreement and the other Note Documents are true in all material respects (except to the extent such representations and warranties expressly relate to an earlier date, then such representations and warranties were true in all material respects as of such date), and no Default or Event of Default has occurred and is continuing as of the date hereof.
4.Ratification of the Note Agreement and the Notes. The Company acknowledges and consents to the terms set forth herein and agrees that this Amendment does not impair, reduce or limit any of its obligations under the Note Agreement, as amended hereby, and the Notes.
5.Effect of Amendment. Except as set forth expressly herein, the Note Agreement, as amended hereby, and the other Note Documents, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of the Company to all holders of the Notes. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the holders of the Notes under the Note Agreement, nor constitute a waiver of any provision of the Note Agreement, except as expressly provided herein. From and after the date hereof, all references to the Note Agreement shall mean the Note Agreement as modified by this Amendment. This Amendment shall constitute a Note Document for all purposes of the Note Agreement.
6.Governing Law. THIS AMENDMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAW OF THE STATE OF NEW YORK IN ACCORDANCE WITH THE PROVISIONS OF §5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.
8.No Novation. This Amendment is not intended by the parties to be, and shall not be construed to be, a novation of the Note Agreement or an accord and satisfaction in regard thereto.
9.Costs and Expenses. The Company agrees to pay on demand all reasonable out of pocket costs and expenses of the Noteholders in connection with the preparation, execution and delivery of this Amendment, including, without limitation, the reasonable fees and out-of-pocket expenses of counsel for the Noteholders with respect thereto.
10.Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, each of which shall be deemed an original and all of which, taken together, shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile transmission or by electronic mail in PDF form shall be as effective as delivery of a manually executed counterpart hereof.
11.Estoppel.    To induce the Noteholders to enter into this Amendment, the Company hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense or counterclaim in favor of the Company against any holder of the Notes with respect to the obligations of the Company to any such holder, either with or without giving effect to this Amendment.
12.Binding Nature. This Amendment shall be binding upon and inure to the benefit of the parties hereto, any other holders of Notes from time to time and their respective successors, successors-in-titles, and assigns.
13.Entire Understanding. This Amendment sets forth the entire understanding of the parties with respect to the matters set forth herein, and shall supersede any prior negotiations or agreements, whether written or oral, with respect thereto.
[Signature pages follow.]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

COMPANY:

TRACTOR SUPPLY COMPANY

By:________________________________________
Name: _____________________________________
Title: ______________________________________

[Signature Page to Fourth Amendment to Note Purchase and Private Shelf Agreement]

NOTEHOLDERS:

PGIM, INC.

By: ___________________________________
Vice President

FARMERS INSURANCE EXCHANGE

By: PGIM Private Placement Investors,
L.P. (as Investment Advisor)

By: PGIM Private Placement Investors, Inc.
(as its General Partner)

By:___________________________________
    Vice President

MID CENTURY INSURANCE COMPANY

By: PGIM Private Placement Investors,
L.P. (as Investment Advisor)

By: PGIM Private Placement Investors, Inc.
(as its General Partner)

By:___________________________________
    Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By: Pruco Life Insurance Company (as Grantor)

By: PGIM, Inc. (as Investment Manager)

By:___________________________________
Vice President

[Signature Page to Fourth Amendment to Note Purchase and Private Shelf Agreement]

THE GIBRALTAR LIFE INSURANCE CO., LTD.

By: PGIM Japan Co., Ltd., as Investment Manager

By: PGIM, Inc., as Sub-Adviser

By:___________________________________
Vice President

THE PRUDENTIAL INSURANCE COMPANY OF AMERICA

By: PGIM, Inc., as investment manager

By:___________________________________
Vice President

WILLIAM PENN LIFE INSURANCE COMPANY OF NEW YORK

By: PGIM Private Placement Investors,
L.P. (as Investment Advisor)

By: PGIM Private Placement Investors, Inc.
(as its General Partner)

By:___________________________________
Vice President

ZURICH AMERICAN INSURANCE COMPANY

By: PGIM Private Placement Investors,
L.P. (as Investment Advisor)

By: PGIM Private Placement Investors, Inc.
(as its General Partner)

By:___________________________________
Vice President
PENSIONSKASSE DES BUNDES PUBLICA

By: PGIM Private Capital Limited,
as Investment Manager

[Signature Page to Fourth Amendment to Note Purchase and Private Shelf Agreement]

By:___________________________________
Director

[Signature Page to Fourth Amendment to Note Purchase and Private Shelf Agreement]